WESTERN ASSET FUNDS, INC.

SEPTEMBER 9, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED APRIL 30, 2010, OF

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on June 14, 2010, August 20, 2010 and September 9, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, August 20, 2010 and September 9, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of Western Asset Funds, Inc. (“Board”) has approved an Agreement and Plan of Reorganization (“Plan”) with respect to its series, Western Asset Intermediate Plus Bond Portfolio (“Fund”). Under the Plan, the Fund would be reorganized into Western Asset Intermediate Bond Portfolio (“WA Intermediate”), a series of Western Asset Funds, Inc.

The Plan is subject to the approval of shareholders of the Fund. If the Plan is approved, shareholders of the Fund will become shareholders of WA Intermediate. The Plan provides for Class I shareholders of the Fund to receive Class I shares of WA Intermediate equal in aggregate value to their Fund shares on the date of the reorganization. The Plan also provides for Class IS shareholders of the Fund to receive Class IS shares of WA Intermediate equal in aggregate value to their Fund shares on the date of the reorganization. The Fund would cease operations shortly thereafter. Under the Plan, the Board may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

You may continue to buy and redeem shares of the Fund prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of shares of the Fund as well as incoming exchanges are expected to be suspended approximately two days prior to the consummation of the proposed reorganization. Redemptions of shares will be allowed up until the consummation of the proposed reorganization.

A shareholder meeting date of December 10, 2010 has been set for shareholders of record of the Fund as of October 15, 2010 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be consummated by the end of December 2010. It is expected that additional details about the proposed reorganization will be sent to shareholders in November 2010. Please read the proxy materials carefully, as they contain a fuller description of the Plan, the proposed reorganization, and WA Intermediate.

This supplement should be retained with your Prospectus for future reference.

WASX012924

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